Exhibit 99.1

May 3, 2006

Tetra Tech Reports Second Quarter Results

Pasadena, California. Tetra Tech, Inc. (NASDAQ: TTEK) today announced results for the second quarter ended April 2, 2006. Overall, the Company achieved its earnings guidance and exceeded its revenue guidance for the quarter. In the quarter, diluted earnings per share (“EPS”) from continuing operations, before the effect of stock option expense under SFAS 123R, was $0.16 compared to a loss of $1.73 per share for the same quarter last year. Diluted EPS from continuing operations, after the effect of stock option expense under SFAS 123R, was $0.14. Revenue in the quarter was $318.9 million, up 7.2% from $297.5 million, and revenue, net of subcontractor costs, was $237.7 million, up 7.6% from $220.9 million for the same quarter last year. Backlog at the end of the second quarter was $941 million, up 8.3% from $869 million at the end of the first quarter.

	Three Months Ended		Six Months Ended
In thousands (except EPS data)	April 2, 2006	April 3, 2005(c)	April 2, 2006	April 3, 2005(c)

Income (loss) from continuing operations before the effect of SFAS 123R(a) (b)	$9,182	$(97,944)	$18,731	$(91,084)
Income (loss) from continuing operations	8,105	(97,944)	16,593	(91,084)

Diluted EPS from continuing operations:
Income (loss) from continuing operations before the effect of SFAS 123R(a)	$0.16	$(1.73)	$0.32	$(1.61)
Income (loss) from continuing operations	$0.14	$(1.73)	$0.29	$(1.61)

(a)          A non-GAAP financial measure; see “Non-GAAP Financial Measure” below.

(b)         Effective as of the beginning of fiscal 2006, the Company adopted Statement of Financial Accounting Standards No. 123 (Revised 2004) – Share-Based Payment (“SFAS 123R”) using the modified prospective application method. Accordingly, the results of operations for the current fiscal period include expense related to the fair value of its stock-based compensation awards.

(c)          Reflects a non-cash impairment charge in the second quarter of fiscal 2005 of $105.6 million for goodwill and other identifiable intangible assets.

Second Quarter Results

Revenue in the quarter was $318.9 million, up 7.2% from $297.5 million, and revenue, net of subcontractor costs, was $237.7 million, up 7.6% from $220.9 million for the same quarter last year. Income from operations was $16.2 million compared to a loss of $121.8 million for the same period last year. The loss from last year was largely due to a non-cash goodwill impairment charge. Net income for the second quarter was $9.0 million compared to a net loss of $123.8 million for the same period last year. In the quarter, diluted EPS from continuing operations, before the effect of stock option expense under SFAS 123R, was $0.16 compared to a loss of $1.73 per share for the same quarter last year. The Company earned $0.02 per diluted share for the quarter on discontinued operations, which included a gain on the sale of a non-core business. Diluted EPS from net income, which includes income from discontinued operations and the effect of stock option expense under SFAS 123R, was $0.16 compared to a loss of $2.19 for the same period last year.

Six Month Results

Revenue for the six months ended April 2, 2006 was $660.1 million, up 8.7% from $607.2 million for the same period last year. Revenue, net of subcontractor costs, for the first six months of fiscal 2006 was $467.5 million, an increase of 4.6% from $446.7 million for the first six months of fiscal 2005. Income from operations was $33.3 million compared to a loss of $107.8 million for the same period last year. Net income for the first six months of fiscal 2006 was $17.0 million compared to a net loss of $115.9 million for the same period last year. Diluted EPS from net income for the first six months was $0.29 compared to a diluted loss per share of $2.05 for the same period last year.

	Three Months Ended		Six Months Ended
In thousands (except EPS data)	April 2, 2006	April 3, 2005	April 2, 2006	April 3, 2005

Revenue	$318,892	$297,517	$660,084	$607,183
Revenue, net of subcontractor costs	237,716	220,878	467,475	446,745
Income (loss) from operations	16,224	(121,844)	33,347	(107,788)

Income (loss) from continuing operations	8,105	(97,944)	16,593	(91,084)
Income (loss) from discontinued operations, net of tax	859	(25,889)	394	(24,846)
Net income (loss)	$8,964	$(123,833)	$16,987	$(115,930)

	Three Months Ended		Six Months Ended
In thousands (except EPS data)	April 2, 2006	April 3, 2005	April 2, 2006	April 3, 2005

Basic EPS:
Income (loss) from continuing operations	$0.14	$(1.73)	$0.29	$(1.61)
Income (loss) from discontinued operations, net of tax	0.02	(0.46)	0.01	(0.44)
Net income (loss)	$0.16	$(2.19)	$0.30	$(2.05)

Diluted EPS:
Income (loss) from continuing operations	$0.14	$(1.73)	$0.29	$(1.61)
Income (loss) from discontinued operations, net of tax	0.02	(0.46)	—	(0.44)
Net income (loss)	$0.16	$(2.19)	$0.29	$(2.05)

Weighted average common shares outstanding:
Basic	57,262	56,643	57,182	56,556
Diluted	57,806	56,643	57,724	56,556

Non-GAAP Financial Measure

Management of the Company believes that income before the effect of SFAS 123R is useful information because it allows investors to assess the Company’s earnings trend. Such non-GAAP information is also integral to management’s internal evaluation of the Company’s performance. The following table reconciles the Company’s reported GAAP net income and EPS to the non-GAAP financial measure:

	Three Months Ended		Six Months Ended
In thousands (except EPS data)	April 2, 2006	April 3, 2005	April 2, 2006	April 3, 2005

Income (loss) from continuing operations before the effect of SFAS 123R	$9,182	$(97,944)	$18,731	$(91,084)
Effect of SFAS 123R, net of tax	(1,077)	—	(2,138)	—
Income (loss) from continuing operations	8,105	(97,944)	16,593	(91,084)
Income (loss) from discontinued operations, net of tax	859	(25,889)	394	(24,846)
Net income (loss) – as reported per GAAP	$8,964	$(123,833)	$16,987	$(115,930)

	Three Months Ended		Six Months Ended
In thousands (except EPS data)	April 2, 2006	April 3, 2005	April 2, 2006	April 3, 2005

Diluted EPS:
Income (loss) from continuing operations before the effect of SFAS 123R	$0.16	$(1.73)	$0.32	$(1.61)
Effect of SFAS 123R, net of tax	(0.02)	—	(0.03)	—
Income (loss) from continuing operations	0.14	(1.73)	0.29	(1.61)
Income (loss) from discontinued operations, net of tax	0.02	(0.46)	—	(0.44)
Net income (loss) – as reported per GAAP	$0.16	$(2.19)	$0.29	$(2.05)

Business Outlook

The following statements are based on current expectations. These statements are forward-looking and the actual results could differ materially. These statements do not include the potential impact of corporate transactions that may be completed after the date of this release. The Business Outlook section should be read in conjunction with the information on forward-looking statements at the end of this release.

Tetra Tech expects diluted EPS from continuing operations, before the effect of SFAS 123R, for the third quarter of fiscal 2006 to be in the range of $0.18 to $0.19. Revenue, net of subcontractor costs, for the third quarter is expected to range from $230 million to $240 million. For fiscal 2006, Tetra Tech expects diluted EPS from continuing operations, before the effect of SFAS 123R, to be in the range of $0.69 to $0.73. Revenue, net of subcontractor costs, for fiscal 2006 is expected to range from $900 million to $950 million.

The effect of SFAS 123R on diluted EPS is now expected to be approximately $0.08 to $0.09 during fiscal 2006.

Webcast

Investors will have the opportunity to access a live audio-visual webcast and supplemental financial information concerning the second quarter results through a link posted on the Company’s web site at www.tetratech.com on May 4, 2006 at 8:00 a.m. (PDT).

About Tetra Tech (www.tetratech.com)

Tetra Tech is a leading provider of consulting, engineering, and technical services. With approximately 7,500 associates located in the United States and internationally, the Company supports commercial and government clients in the areas of resource management and infrastructure. Tetra Tech’s services include research and development, applied science and technology, engineering design, program management, construction management, and operations and maintenance.

CONTACT: Mike Bieber, (626) 351-4664

Forward-Looking Statements

This news release contains forward-looking statements that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include information concerning future events and the future financial performance of Tetra Tech that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. Readers are urged to read the documents filed by Tetra Tech with the SEC, specifically the most recent reports on Form 10-K, 10Q, and 8-K, each as it may be amended from time to time, which identify risk factors that could cause actual results to differ materially from the forward-looking statements. Among the important factors or risks that could cause actual results or events to differ materially from those in the forward-looking statements in this release are: fluctuations in quarterly operating results; the impact of downturns in the financial markets and reductions in government budgets; volatility of common stock value; concentration of revenues from government agencies and funding disruptions by these agencies; failure to properly manage projects; acquisition strategy risks; management of growth strategy; use of the percentage-of-completion method of accounting; adverse resolution of an IRS examination; loss of key personnel or the inability to attract and retain qualified personnel; implementation of the enterprise resource planning system; international operations risks; credit risks associated with commercial clients; violations of government contractor regulations; competitive bidding for government contracts; the affect of a negative government audit; the inability to accurately estimate contract risks, revenue and costs; backlog cancellation and adjustments; client base consolidation; failure of partners to perform on joint projects; inability to find qualified subcontractors; changes in existing environmental laws, regulations, or programs; competition; restrictive covenants in debt agreements; risks of professional and other liabilities; adverse resolution of litigation; conflict of interest issues; changes in accounting for equity-related compensation; expenses associated with corporate governance; and disruption of operations due to computer viruses or terrorism. Any projections in this release are based on limited information currently available to Tetra Tech, which is subject to change. Although any such projections and the factors influencing them will likely change, Tetra Tech will not necessarily update the information, since Tetra Tech will only provide guidance at certain points during the year. Readers should not place undue reliance on forward-looking statements since such information speaks only as of the date of this release.

TETRA TECH, INC.

Condensed Consolidated Statements of Operations

(Unaudited - in thousands, except per share data)

	Three Months Ended		Six Months Ended
	April 2, 2006	April 3, 2005	April 2, 2006	April 3, 2005
Revenue	$318,892	$297,517	$660,084	$607,183
Subcontractor costs	81,176	76,639	192,609	160,438
Revenue, net of subcontractor costs	237,716	220,878	467,475	446,745
Other contract costs	191,155	199,160	376,527	387,709
Gross profit	46,561	21,718	90,948	59,036
Selling, general and administrative expenses	30,337	37,950	57,601	61,212
Impairment of goodwill and other intangible assets	—	105,612	—	105,612
Income (loss) from operations	16,224	(121,844)	33,347	(107,788)
Interest expense - net	1,873	2,859	4,105	5,327
Income (loss) from continuing operations before income tax expense (benefit)	14,351	(124,703)	29,242	(113,115)
Income tax expense (benefit)	6,246	(26,759)	12,649	(22,031)
Income (loss) from continuing operations	8,105	(97,944)	16,593	(91,084)
Income (loss) from discontinued operations, net of tax	859	(25,889)	394	(24,846)
Net income (loss)	$8,964	$(123,833)	$16,987	$(115,930)

Basic earnings (loss) per share:
Income (loss) from continuing operations	$0.14	$(1.73)	$0.29	$(1.61)
Income (loss) from discontinued operations	0.02	(0.46)	0.01	(0.44)
Net income (loss)	$0.16	$(2.19)	$0.30	$(2.05)

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$0.14	$(1.73)	$0.29	$(1.61)
Income (loss) from discontinued operations	0.02	(0.46)	—	(0.44)
Net income (loss)	$0.16	$(2.19)	$0.29	$(2.05)

Weighted average common shares outstanding:
Basic	57,262	56,643	57,182	56,556
Diluted	57,806	56,643	57,724	56,556

TETRA TECH, INC.

Condensed Consolidated Balance Sheets

(in thousands, except par value)

	April 2, 2006	October 2, 2005
Assets
Current Assets:
Cash and cash equivalents	$39,626	$26,861
Accounts receivable - net	297,726	304,905
Prepaid expenses and other current assets	23,493	20,936
Income taxes receivable	11,245	14,172
Current assets of discontinued operations	3,143	24,074
Total current sssets	375,233	390,948
Property and equipment:
Equipment, furniture, and fixtures	75,368	70,863
Leasehold improvements	8,623	9,021
Total	83,991	79,884
Accumulated depreciation and amortization	(52,343)	(48,248)
Property and equipment - net	31,648	31,636

Deferred income taxes	13,136	8,926
Income taxes receivable	33,800	33,800
Goodwill	160,080	159,175
Intangible assets - net	5,185	5,668
Other assets	10,763	10,731
Noncurrent assets of discontinued operations	11,183	7,251
Total assets	$641,028	$648,135

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts Payable	$56,179	$88,508
Accrued compensation	53,186	50,935
Billing in excess of costs on uncompleted contracts	44,097	48,560
Deferred income taxes	17,410	5,019
Current portion of long-term obligations	17,871	17,800
Other current liabilites	44,146	45,137
Current liabilities of discontinued operations	6,911	13,376
Total current liabilities	239,800	269,335

Long-term obligations	74,511	74,138
Noncurrent liabilities of discontinued operations	—	47

Commitments and contingencies
Stockholders’ Equity:
Preferred stock - authorized, 2,000 shares of $0.01 par value; no shares issued and outstanding as of April 2, 2006 and October 2, 2005	—	—
Common stock - authorized, 85,000 shares of $0.01 par value; issued and outstanding 57,353 and 57,048 shares as of April 2, 2006 and October 2, 2005, respectively	574	570
Additional Paid in Capital	256,987	251,112
Accumulated other comprehensive income (loss)	(7)	757
Retained earnings	69,163	52,176
Total stockholders’ equity	326,717	304,615
Total liabilities and stockholders’ equity	$641,028	$648,135

TETRA TECH, INC.

Condensed Consolidated Statements of Cash Flows

(Unaudited - in thousands)

	Six Months Ended
	April 2, 2006	April 3, 2005

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$16,987	$(115,930)

Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	6,663	8,623
Stock-based compensation	2,248	—
Deferred income taxes	8,231	(28,969)
Provision for losses on contracts and related receivables	199	26,447
Impairment of goodwill and other intangible assets	—	105,612
Impairment of long-lived assets	—	2,000
Lease exit costs	—	5,568
(Gain) on sale of discontinued operations	(1,415)	—
(Gain) loss on disposal of property and equipment	(3)	1,305

Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
Accounts receivable	21,450	43,482
Prepaid expenses and other assets	(1,829)	(416)
Accounts payable	(38,434)	(23,486)
Accrued compensation	1,341	(4,376)
Billings in excess of costs on uncompleted contracts	(4,514)	(1,158)
Other current liabilities	987	4,003
Income taxes receivable/payable	3,152	(12,502)
Net cash provided by operating activities	15,063	10,203

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(5,857)	(5,472)
Payments for business acquisitions, net	(1,900)	(5,849)
Proceeds from sale of discontinued operations	3,475	—
Proceeds on sale of property and equipment	125	618
Net cash used in investing activities	(4,157)	(10,703)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on long-term obligations	(11,159)	(21,033)
Proceeds from borrowings under long-term obligations	10,000	50,000
Net proceeds from issuance of common stock	3,018	2,243
Net cash provided by financing activities	1,859	31,210

EFFECT OF EXCHANGE RATE CHANGES ON CASH	—	131

NET INCREASE IN CASH AND CASH EQUIVALENTS	12,765	30,841
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	26,861	48,032

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$39,626	$78,873

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$4,418	$5,510
Income taxes, net of refunds received	$722	$5,585